Refund liabilities	12 Months Ended
Dec. 31, 2023
Refund Liabilities [Abstract]
Refund liabilities
5.29 Refund liabilities
A refund liability has to be recognized when the customer already provided a consideration which is expected to be refunded partially or totally. It is measured at the amount the Company has an obligation to repay or amounts which did not meet the criteria for revenue recognition in the past, but there are no remaining goods and services to be provided in future. Development of refund liabilities during the period is presented below:

	Year ended December 31
in € thousand	2023	2022
BALANCE AS AT JANUARY 1	143,085	254,582
Additions	465	52,012
Payments	(352)	(2,626)
Other releases	(108,542)	(879)
Revenue recognition	(40)	(169,242)
Interest expense capitalized	8,419	9,597
Exchange rate difference	(3,095)	(357)
BALANCE AS AT CLOSING DATE	39,941	143,085
Less non-current portion	(6,303)	(6,635)
CURRENT PORTION	33,637	136,450

As at December 31, 2023, from the total of €39.9 million, an amount of €33.1 million is connected to the Collaboration and License Agreement with Pfizer. Beside the future payment obligations to Pfizer these refund liabilities also contain considerations which should be recognized in future as revenue and amount to €10.7 million for the year ended December 31, 2023 (December 31, 2022: €4.6 million). Refund liabilities of €6.5 million relate to the expected payment to GlaxoSmithKline (GSK) due to the termination of the strategic alliance agreements (SAA) in 2019. The other releases in the year ended December 31, 2023 relate largely to payments made in the period in connection with the terms of the Pfizer Collaboration and License Agreement.
As at December 31, 2022, €135.5 million stems from the collaboration with Pfizer and €6.6 million (of which €6.6 million was non-current) related to the expected payment to GSK from the termination of the SAA in 2019. Revenue recognized in 2022 related primarily to the de-recognition of the previously included royalty obligation towards the UK Authority in the amount of €89.2 million and the de-recognition of the previously included capex obligation towards the UK Authority in the amount of €80.0 million. Additions included the milestone of $25 million (€24.5 million) received related to the Collaboration and License Agreement with Pfizer as well as other payments received where Valneva has a repayment obligation.